UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Home Federal Bancorp, Inc. of Louisiana
(Name of Registrant as Specified In Its Charter)

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October 4, 2017

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at Home Federal Bancorp's principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2017 at 10:00 a.m., Central Time. At the annual meeting, you will be asked to act on the following proposals, each of which are more completely set forth in the accompanying proxy statement:

(1)	To elect three directors for a three-year term, or until their successors are elected and qualified; and

(2)	To ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided or vote over the Internet or by telephone if such option is available to you, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,

Daniel R. Herndon Executive Chairman of the Board

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Central Time, Wednesday, November 8, 2017

PLACE	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2020 and until their successors are elected and qualified; and

(2) To ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

To transact such other business, as may properly come before the annual meeting or at any adjustment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Home Federal Bancorp common stock of record at the close of business on September 19, 2017 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2017 Annual Report including the Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received.  You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS DeNell W. Mitchell Corporate Secretary
Shreveport, Louisiana October 4, 2017

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC. OF LOUISIANA
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the holding company of Home Federal Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the annual meeting of shareholders to be held at Home Federal Bancorp's principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2017 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 4, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 8, 2017.  This proxy statement and our 2017 Annual Report are available at www.proxyvote.com and on our website at www.hfbla.com/investors.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors, adoption of a non-binding resolution approving the compensation of our named executive officers and ratification of our independent registered public accounting firm.  In addition, management may report on the performance of Home Federal Bancorp and will respond to questions from shareholders.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of our independent registered public accounting firm for fiscal 2018.

The proxy solicited hereby, if properly signed and returned to us or voted over the Internet or by telephone and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 19, 2017, are entitled to vote at the meeting. On the record date, we had 1,927,053 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted, then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Home Federal Bank Employees' Savings and Profit Sharing Plan and Employee Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on November 1, 2017, to be used by the plan Trustees to determine the votes for plan shares.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote or revoke my proxy after I return my proxy card or vote by telephone or the Internet?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card or voted by telephone or the Internet.

•	First, you may complete and submit a new proxy card or vote by telephone or the Internet again before the deadline printed on the card. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. DeNell W. Mitchell, Home Federal Bancorp, Inc. of Louisiana, 624 Market Street, Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal to your broker. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered "broker non-votes."

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you do not provide instructions for proposal one, then your shares will be considered "broker non-votes" on proposal one.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The three nominees for director receiving the most "for" votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the year ending June 30, 2018. Abstentions are considered in determining the presence of a quorum, but will not affect the vote on the proposals.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three year terms and until their successors are elected and qualified.

At this annual meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2020 and until their successors are elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. Mark M. Harrison, Woodus K. Humphrey and Timothy W. Wilhite to a three-year term expiring in 2020.  Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as possible. Following the death of Mr. David Herndon in 2017, whose term expired at this annual meeting, the nominating and Corporate Governance Committee recommended that Mr. Timothy Wilhite move from the class of directors whose terms expire in 2018 to the class of directors whose terms expire in 2020 such that each class of directors consists of three members. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors.  The indicated period of service as a director is presented on a calendar year basis and includes service for directors of Home Federal Bank prior to our reorganization into the holding company structure in 2005.  Ages are reflected as of September 19, 2017.

Nominees for Director for a Three-Year Term Expiring in 2020

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

Mark M. Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007 and an owner of Roly Poly sandwich franchises located in Shreveport and West Monroe, Louisiana since 2005. Mr. Harrison brings substantial business and entrepreneurial experience to the board as owner of a local carpet and lighting business in Shreveport, Louisiana and sandwich franchises in the greater Shreveport area and West Monroe, Louisiana. Age 58.	2007

Woodus K. Humphrey	Director. Retired, former owner of Woodus Humphrey Insurance, Inc., Shreveport, Louisiana. Mr. Humphrey brings entrepreneurial experience to the board as former owner of an insurance agency that focused on property and liability insurance for woodworking plants and operations with field representatives in six states. Age 77.	2001

Timothy W. Wilhite	Director. Chief Financial Officer and General Counsel of Wilhite Electric Co., Inc. since June 2001. Of Counsel for the law firm Downer & Wilhite, LLC. Serves on the Executive Committee and as Board Member of the Greater Bossier Economic Development Foundation. President of the Ark-La-Tex Regional Air Service Alliance (501(c)(4)). Mr. Wilhite brings knowledge of the local business and legal community to the board through his service as Chairman of the Greater Bossier Economic Development Foundation and as a member of the Executive Committee of the Bossier Chamber of Commerce. Age 48.	2010

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2018

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

James R. Barlow
Director. President and Chief Executive Officer of Home Federal Bancorp and Home Federal Bank since January 2016 and 2013, respectively.  Prior thereto, Mr. Barlow served as President and Chief Operating Officer of Home Federal Bancorp since November 2009 and Executive Vice President and Chief Operating Officer from November 2009 through December 2012.  Mr. Barlow served as President and Chief Operating Officer of Home Federal Bank from February 2009 through December 2012. Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009.  From 2005 until August 2006, Mr. Barlow was a Regions Bank City President for the Shreveport/Bossier area and from February 2003 to 2005 he served as Commercial Loan Manager for Regions Bank for the Shreveport/Bossier area.  Mr. Barlow served in various positions at Regions Bank since 1997.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank.  Age 49.
		2009

Clyde D. Patterson	Director. Executive Vice President of Home Federal Bancorp and Home Federal Bank since January 2005 and September 1993, respectively, and Treasurer of Home Federal Bancorp since July 2014. Previously, Mr. Patterson served as Executive Vice President and Chief Financial Officer of Home Federal Bancorp and Home Federal Bank from November 2009 to July 2014. Mr. Patterson brings significant banking and institutional experience to the board having served in various positions with Home Federal Bank since 1964. Age 75.	1990

Thomas Steen Trawick, Jr.
Director. President of Medical Staff of CHRISTUS Health Louisiana and Staff Physician of CHRISTUS Health North Louisiana and Regional Medical Director of Sound Inpatient Physicians since January 2014. Prior thereto, Vice President of Medical Staff and Staff Physician of CHRISTUS Schumpert and CHRISTUS Highland and Medical Director of CHRISTUS Highland Hospitalist Program from February 2005 to December 2013.  Previously, Dr. Trawick had his private practice at Highland Clinic from September 2001 to February 2005.

Dr. Trawick brings management expertise to the board and knowledge of the local medical community as the past president of the Shreveport Medical Society and active involvement in the Louisiana State Medical Society.  Age 48.
		2012

Directors Whose Terms Expire in 2019

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

Walter T. Colquitt, III	Director. Dentist, Shreveport, Louisiana. Dr. Colquitt brings extensive knowledge to the board of the local professional community through his dental practice in Shreveport, Louisiana. Age 72.	1993

Directors Whose Terms Expire in 2019 (Continued)

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

Daniel R. Herndon
Executive Chairman of the Board of Home Federal Bancorp and Home Federal Bank since January 2016 and 2013, respectively. Chairman of the Board and Chief Executive Officer of Home Federal Bancorp from January 2013 to January 2016. Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp from 2005 through December 2012. Chairman of the Board and Chief Executive Officer of Home Federal Bank from January 1998 and September 1993, respectively, through December 2012.  President of Home Federal Bank from 1993 to February 2009.

Mr. Daniel Herndon brings valuable insight and knowledge to the board from his service as Executive Chairman, and previously, President and Chief Executive Officer of Home Federal Bancorp and as the longest serving member of the Board. Mr. Herndon has gained valuable banking and institutional knowledge from his years of service and his ties to the local business community in the greater Shreveport area.  Age 77.
		1980

Scott D. Lawrence	Director. President of Southwestern Wholesale, Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills to the board as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 71.	1994

Director Nominations

Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors." As a result of the death of Mr. David Herndon in 2017, the Board has reduced the size of the Board to nine members effective as of the date of this annual meeting.

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Director Independence

A majority of Home Federal Bancorp's directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The Board of Directors has determined that Drs. Colquitt and Trawick and Messrs. Harrison, Humphrey, Lawrence and Wilhite are independent directors.

Board Leadership Structure

Our Board of Directors is led by an Executive Chairman, presently Mr. Daniel Herndon.  Mr. Barlow serves as our President and Chief Executive Officer and is also a member of the Board. The Board of Directors believes that the separation of the offices of Chairman of the Board and President enhances board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Home Federal Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. As President and Chief Executive Officer, Mr. Barlow is familiar with our business and operations and is well situated to lead discussions with the Board on important matters affecting the business of Home Federal Bancorp.

The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Compensation of Directors

Director Compensation Table. The table below summarizes the total compensation paid to each of our non-employee directors and Messrs. Daniel Herndon and Patterson for the fiscal year ended June 30, 2017. The primary elements of Home Federal Bank's non-employee director compensation program consist of cash and equity compensation.  Mr. Herndon is also compensated in his capacity as our Executive Chairman of the Board and Mr. Patterson as our Executive Vice President and Treasurer.  Compensation for Mr. Barlow is included in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Walter T. Colquitt, III	$12,250	$--	$--	$2,906	$15,156
Mark M. Harrison	13,800	--	--	3,291	17,091
Daniel R. Herndon	13,500	--	--	241,891	255,391
David A. Herndon, III	9,750	--	--	1,656	11,406
Woodus K. Humphrey	13,500	--	--	2,906	16,406
Scott D. Lawrence	13,800	--	--	2,906	16,706
Clyde D. Patterson	13,500	--	--	118,114	131,614
Thomas Steen Trawick, Jr.	12,250	--	--	2,802	15,052
Timothy W. Wilhite, Esq.	13,800	--	--	3,291	17,091

_______________________
(1)
There were no awards of stock or options to the directors in fiscal 2017. As of June 30, 2017, each of our non-employee directors and Messrs. Daniel Herndon and Patterson held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
Walter T. Colquitt, III	800	9,674
Mark M. Harrison	2,040	14,669
Daniel R. Herndon	4,000	35,707
David A. Herndon, III	800	8,544
Woodus K. Humphrey	800	10,044
Scott D. Lawrence	800	10,044
Clyde D. Patterson	800	10,044
Thomas Steen Trawick, Jr.	1,400	12,293
Timothy W. Wilhite, Esq.	2,040	15,836

(2)
All other compensation reflects discretionary bonuses and dividends paid on vesting of recognition and retention plan awards. Includes for Mr. Daniel Herndon a salary of $100,000, ESOP allocations of $21,984, and $104,913 accrued for his benefit under the supplemental executive retirement plan ("SERP") and for Mr. Patterson a salary of $60,000, ESOP allocations of $10,329.67 and $42,311 accrued for his benefit under the SERP.

Narrative to Director Compensation Table. From July 2016 to December 2016, members of Home Federal Bank's Board of Directors received $1,000 per regular Board meeting attended, either in person or telephonically.  Beginning in January 2017, the per meeting fee increased to $1,250. We do not pay separate compensation to directors for their attendance at meetings of the Board of Directors of Home Federal Bancorp.  Members of Home Federal Bancorp's Audit Committee and Compensation Committee receive $100 per meeting attended.  The members of the Board of Directors may also receive discretionary bonuses which totaled $2,250 for each director for fiscal 2017 other than Mr. David Herndon who received $1,000.  Board fees are subject to periodic adjustment by the Board of Directors.

In January 2012, members of the Board of Directors received awards of restricted stock and stock options under our 2011 Recognition and Retention Plan and 2011 Stock Option Plan. Directors Colquitt, Humphrey, Lawrence, Patterson and David Herndon, who had previously received equity awards under our 2005 stock benefit plans, each received 2,218 stock awards and 5,544 stock options.  Directors Harrison and Wilhite, who had not participated in the 2005 stock benefit plans, each received 3,112 stock awards and 5,836 stock options.  Dr. Trawick, appointed to the Board in January 2012, received 1,439 stock awards and 3,599 stock options. The final vesting of those awards occurred in January 2017. In July 2014, Directors Harrison, Trawick and Wilhite each received 1,000 stock awards, Directors Harrison and Wilhite each received 3,500 stock options and Dr. Trawick received 2,500 stock options. In October 2015, members of the Board of Directors received share awards and stock options under our 2014 Stock Incentive Plan. Directors Colquitt, David Herndon, Humphrey, Lawrence and Patterson each received 1,000 share awards and 4,500 stock options; Dr. Trawick received 1,000 share awards and 6,500 stock options; and Directors Harrison and Wilhite each received 1,800 share awards and 6,000 stock options. All of the July 2014 and October 2015 stock awards and stock options are vesting at a rate of 20% per year commencing on the one year anniversary of the date of grant.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2017, the Board of Directors of Home Federal Bancorp met 12 times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director, and the total number of meetings held by all committees of the Board on which he served.

Membership on Certain Board Committees

The Board of Directors of Home Federal Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  The committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of the committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Mark M. Harrison	*	*
Woodus K. Humphrey		*
Scott D. Lawrence	**		*
Thomas Steen Trawick, Jr.			*
Timothy W. Wilhite, Esq.	*	**	**

*     Member
**   Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission; however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met three times in fiscal 2017 and informally reviews our financial results on a quarterly basis.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee in accordance with its charter to, among other functions, review the qualifications of director nominees.  The Committee approves nominees for consideration by the full Board of Directors to fill vacancies on the Board or for election at the annual meeting.  The Nominating and Corporate Governance Committee met once during fiscal 2017.

Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp's Chief Executive Officer and Chief Financial Officer as well as the other members of senior management and administer our stock and incentive compensation plans.  The Compensation Committee of Home Federal Bancorp did not meet in fiscal 2017.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board's risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank's lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors' Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  All of our directors attended, in person or by telephone, the annual meeting of shareholders held on November 9, 2016.

Executive Officers Who Are Not Also Directors

The following individuals who do not also serve on the Board of Directors serve as executive officers of Home Federal Bancorp.  Ages are reflected as of September 19, 2017.

David S. Barber, age 48, has served as Senior Vice President Mortgage Lending of Home Federal Bank since June 2009.  Prior thereto, Mr. Barber served as Vice President, Director of Branch Operations, First Family Mortgage, Inc. from July 2004 to May 2009.

Glen W. Brown, CPA, age 60, has served as Senior Vice President and Chief Financial Officer of Home Federal Bank since July 2014.  Previously, Mr. Brown served as Vice President and Controller, Teche Federal Bank, New Iberia, Louisiana, the wholly owned subsidiary of Teche Holding Company, from November 1997 to June 2014.

Adalberto Cantu, Jr., age 67, has served as Senior Vice President and Senior Credit Officer of Home Federal Bank since February 2013. Prior thereto, Mr. Cantu served as Senior Vice President of Business Banking at Progressive Bank from July 2010 to October 2011. Previously, Mr. Cantu served as Senior Vice President of Business Banking at Regions Bank from July 1987 to July 2010.

Mary L. Jones, age 64, has served as Senior Vice President Retail and Chief Operations Officer of Home Federal Bank since January 2015. Prior thereto, Ms. Jones served as Senior Vice President Retail and Deposit Operations of Home Federal Bank from July 2011 to January 2015, and previously Ms. Jones served as Vice President of Operations since January 2009. Previously, Ms. Jones served as Assistant Vice President and BSA Officer of Home Federal Bank from January 1985 to January 2009 and January 2013, respectively.

K.  Matthew Sawrie, age 42, has served as Senior Vice President Commercial Lending of Home Federal Bank since February 2009.  Prior thereto, Mr. Sawrie served as Vice President Commercial Real Estate, Regions Bank from 2006 to 2009, and previously, Assistant Vice President Business Banking Relationship Manager, Regions Bank from 2003 to 2006.

In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2017 and 2016 by our principal executive officer, Mr. Barlow, and the two other executive officers serving at the end of fiscal 2017 who were the most highly compensated executive officers in fiscal 2017. These three officers are referred to as the "named executive officers" in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus	Nonequity Incentive Plan Compensation		Stock Awards		Option Awards		All Other Compen- sation(1)	Total
James R. Barlow President and Chief Executive Officer	2017 2016	$235,646 221,234	$132,925 125,000	$	-- --	$	-- 345,000	$	-- 55,900	$59,387 63,569	$427,958 810,703
David S. Barber Senior Vice President – Mortgage Lending	2017 2016	122,388 117,664	-- --		172,103 151,235		-- --		-- --	25,875 22,696	320,366 291,595
K. Matthew Sawrie Senior Vice President – Commercial Lending	2017 2016	133,308 128,162	700 --		100,917 125,332		-- 23,000		-- 39,130	32,494 29,245	267,419 344,869
___________________

(1)
All other compensation does not include amounts attributable to other miscellaneous benefits. The costs to Home Federal Bancorp of providing such benefits during fiscal 2017 did not exceed $10,000. Includes for fiscal 2017, matching contributions under the Home Federal Bank 401(k) Plan, allocations of cash dividends and shares under the employee stock ownership plan based on a closing price of $26.86 on December 31, 2016, life insurance premiums and $13,500 in directors' fees and directors' bonuses of $2,250 paid to Mr. Barlow.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are approved by the Compensation Committee.  Base salaries as of the end of fiscal 2017 established by the Compensation Committee were $235,646, $122,388 and $133,308 for Messrs. Barlow, Barber and Sawrie, respectively. Mr. Barlow received a discretionary bonus of $22,800 equal to approximately 10.3% of his then current base salary, in December 2016.  Based on Home Federal Bancorp's results of operations through the second quarter ended December 31, 2016, the Compensation Committee awarded an additional discretionary bonus of $110,125, to Mr. Barlow in January 2017.  Mr. Barber receives incentive compensation based on mortgage loan originations which, although not subject to a formal agreement, generally represents 13.3 basis points of monthly funded mortgage loan originations.  Mr. Sawrie received incentive compensation within 45 days of the end of each quarter as a participant in our Loan Officer Incentive Plan, the terms of which are described below under "-Loan Officer Incentive Plan." Messrs. Barlow and Sawrie received 10,000 and 7,000 stock options, respectively, and 15,000 and 1,000 stock awards, respectively, on October 26, 2015, which are vesting over five years at 20% per year.

At the annual meeting of shareholders of Home Federal Bancorp held on November 19, 2016, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Home Federal Bancorp determined that it will hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of the named executive officers is expected to be presented at the 2019 annual meeting.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards to our named executive officers under our Stock Option Plans, Recognition and Retention Plans and 2014 Stock Incentive Plan at June 30, 2017. We have not made any equity incentive plan awards that are subject to performance conditions.

						Stock Awards
						Numbr of		Market Value
	Option Awards					Shares or Units		of Shares or
	Number of Securities Underlying			Option	Option	of Stock That		Units of Stock
	Unexercisable Options			Exercise	Expiration	Have Not		That Have Not
Name	Exercisable	Unexercisable		Price	Date	Vested		Vested(3)

James R. Barlow	9,611	--		$10.93	8/19/2020	12,000	(2)	$323,400
	48,630	--		14.70	1/31/2022
	852	1,281	(1)	18.92	7/31/2024
	2,000	8,000	(2)	23.00	10/26/2025

David S. Barber	961	--		10.93	8/19/2020
	1,945	--		14.70	1/31/2022
	400	1,600	(2)	23.00	10/26/2025

K. Matthew Sawrie	14,562	--		14.70	1/31/2022	603	(1)	16,251
	1,300	1,953	(1)	18.92	7/31/2024	800	(2)	21,560
	1,400	5,600	(2)	23.00	10/26/2025
___________________

(1)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on July 31, 2015.

(2)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on October 26, 2016.

(3)
Market value calculated by multiplying the closing market price of our common stock on June 30, 2017, which was $26.95, by the applicable number of shares of common stock underlying the unvested stock awards.

Employment Agreements

Home Federal Bank has entered into an amended and restated employment agreement with Mr. James R. Barlow and an amended and restated employment and transition agreement with Mr. Daniel R. Herndon, in each case effective as of January 1, 2013.  The employment agreements amended and restated prior employment agreements between Home Federal Bank and each executive.  Pursuant to his employment agreement, Mr. Herndon serves as Executive Chairman of the Board of Home Federal Bank for a fixed term of five years commencing on the effective date and ending on December 31, 2017.  Pursuant to his employment agreement, Mr. Barlow serves as President and Chief Executive Officer of Home Federal Bank for an initial term of three years commencing on the effective date, provided that the term of Mr. Barlow's agreement will be extended for an additional year on each January 1 during the term of the agreement, unless Home Federal Bank or Mr. Barlow gives notice to the other party of its or his intent not to extend the term of the agreement.  The agreements provided for initial base salaries of $148,101 and $193,950 per year for Messrs. Herndon and Barlow, respectively, provided that Mr. Herndon's base salary was reduced to $100,000 per year commencing on January 1, 2016, and shall remain unchanged for the last two years of his employment period.  Mr. Barlow's base salary may be increased at the discretion of the Board of Directors of Home Federal Bank but may not be decreased during the term of the agreements without the prior written consent of the executive.  Home Federal Bank also agreed to provide each of Messrs. Herndon and Barlow with an automobile during the term of the agreements.

The employment agreements with Messrs. Herndon and Barlow are terminable with or without cause by Home Federal Bank. The employment agreements provide that in the event of (y) termination of employment by  Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by the executive for "good reason," as defined, in each case before or after a change in control, the executive would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The employment agreement with Home Federal Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

    Home Federal Bancorp entered into an employment agreement with Mr. Barlow to serve as President and Chief Operating Officer of Home Federal Bancorp, effective as of January 1, 2013, which is on terms substantially similar to the amended and restated employment agreement with Home Federal, except as follows.  The agreement with Home Federal Bancorp provides that severance payments payable to Mr. Barlow by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement with Home Federal Bancorp provides that Home Federal Bancorp shall reimburse Mr. Barlow for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Barlow's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by Mr. Barlow on behalf of each of Home Federal Bancorp and Home Federal Bank.

Home Federal Bancorp has also entered into an amended and restated employment and transition agreement with Mr. Herndon, effective January 1, 2013, to serve as Chairman of the Board and Chief Executive Officer of Home Federal Bancorp for a term of three years, after which he is serving as Executive Chairman of the Board for a period of two years commencing January 1, 2016.  Otherwise, the agreement with Home Federal Bancorp is on terms substantially similar to Mr. Herndon's agreement with Home Federal Bank, except as follows.  The agreement provides that severance payments payable to Mr. Herndon by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement provides that Home Federal Bancorp shall reimburse Mr. Herndon for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Herndon's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by the executive on behalf of each of Home Federal Bancorp and Home Federal Bank.

The Boards of Directors of Home Federal Bancorp and Home Federal Bank approved an employment and transition agreement between Home Federal Bancorp, Home Federal Bank and Clyde D. Patterson, our then Executive Vice President and Chief Financial Officer, effective as of January 1, 2013. Pursuant to the agreement, Mr. Patterson served as Executive Vice President and Chief Financial Officer of Home Federal Bancorp and Home Federal Bank for a term of up to two years, and thereafter serves on a part-time basis through December 31, 2017, and will retire as of December 31, 2017.  The agreement provides for initial base compensation of $117,362 for the first two years and $60,000 per year commencing on January 1, 2015. In addition to other benefits generally available for employees of Home Federal, Home Federal Bancorp and Home Federal also agreed to provide Mr. Patterson with an automobile during the term of the agreement.

The agreement with Mr. Patterson is terminable with or without cause by Home Federal Bancorp and Home Federal Bank. The agreement provides that in the event of (y) termination of employment by Home Federal Bancorp and Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by Mr. Patterson for "good reason," as defined, in each case before or after a change in control, Mr. Patterson would be entitled to (1) an amount of cash severance which is equal to two times the sum of his base compensation as of the date of termination if the date of termination was on or before December 31, 2014 and (2) if the date of termination is on or after January 1, 2015, the greater of the remaining base compensation under the agreement or $120,000. The agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bancorp or Home Federal Bank for federal income tax purposes.

Supplemental Executive Retirement Agreements

Home Federal Bank also entered into Supplemental Executive Retirement Agreements for the benefit of Messrs. Herndon and Patterson effective as of January 1, 2013. Under the terms of the agreements, after the target retirement date of December 31, 2017, Messrs. Herndon and Patterson will receive annual retirement benefits of $75,000 and $25,000, respectively, payable in equal annual installments of eight and ten years, respectively. In the event of retirement prior to December 31, 2017, with or without cause, Messrs. Herndon and Patterson would receive their accrued benefits through such date payable in a lump sum. In the event of death while in active service, the designated beneficiaries would receive a lump sum payment of the full retirement benefit. In the event of death after retirement, but before all payments have been made, any remaining benefits will be paid to the designated beneficiaries until all the annual installments have been paid. The retirement benefits are vesting ratably at 20% per year for five years beginning with the calendar year ended December 31, 2013.

Loan Officer Incentive Plan

On February 10, 2016, the Compensation Committee approved the Home Federal Bank 2016 Loan Officer Incentive Plan for the benefit of the Bank's eligible commercial loan officers. The terms of the Loan Officer Incentive Plan are reviewed annually and were amended on February 10, 2016 to change the administration period to a fiscal year basis, to provide for three participation levels, two based on the size of the commercial loan officer's book of business and one for the Commercial Sales Manager and to specify the five performance measures used to calculate the book of business performance. Mr. Sawrie is our only named executive officer who participates in the plan as Commercial Sales Manager.

The Loan Officer Incentive Plan is an annual incentive compensation plan intended to reward participating commercial loan officers with variable cash awards that are contingent upon the net interest income produced from the loan officer's identified loan portfolio, and in the case of the Commercial Sales Manager, all loans originated by commercial loan officers, and net income from new loans originated during the performance period plus commercial deposit fee income, multiplied by a portfolio rating based on the performance measures.  Participants in the Loan Officer Incentive Plan are selected by the President and Chief Executive Officer and recommended for approval by the Compensation Committee of the Board of Directors which administers the plan.

During fiscal 2017, Level I and Level II participants in the Loan Officer Incentive Plan received a cash incentive award equal to 2.0% and 3.0%, respectively, of the net interest income from loans originated by the particular loan officer prior to the beginning of the fiscal year and a cash incentive award equal to 15.0% and 10.0%, respectively, of the net income from the loan officer's loan originations during the performance period plus year to date commercial deposit fee income, in each case multiplied by a portfolio rating based on the five performance measures.  The Commercial Sales Manager received a cash incentive award equal to 1.0% of the net interest income from loans originated by all the commercial loan officers prior to the beginning of the fiscal year and a cash incentive award equal to 5.0% of the net income from all of the loans originated by the commercial loan officers during the performance period plus year to date commercial deposit fee income, in each case multiplied by a portfolio rating based on the five performance measures. The cash incentive awards are paid to the Commercial Sales Manager on a quarterly basis.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry.  Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Home Federal Bank Employees' Savings and Profit Sharing Plan and Trust ("401(k) Plan") effective November 15, 2004.  To participate in the 401(k) Plan, eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $18,000 of their eligible compensation for 2017.  Home Federal Bank will contribute a basic "safe harbor" contribution of 100% of the first 6% of plan salary elective deferrals.  We are also permitted to make discretionary contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  We established an employee stock ownership plan for our employees in connection with our mutual to stock conversion in 2005. We acquired additional shares in connection with our second-step conversion in 2010.  The shares were purchased by the employee stock ownership plan with funds borrowed from Home Federal Bancorp and are held in a suspense account and released for allocation as debt service payments are made.  Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.  Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Stock Option Plans and Recognition and Retention Plans

In August 2005, shareholders approved our 2005 Stock Option Plan and our 2005 Recognition and Retention Plan.  Pursuant to the terms of the 2005 Stock Option Plan, options to acquire up to 158,868 shares of common stock were available to be granted to employees and directors.  Pursuant to the terms of the 2005 Recognition and Retention Plan, awards of up to 63,547 shares of restricted common stock were available to be granted to employees and directors.  In December 2011, shareholders approved our 2011 Stock Option Plan and our 2011 Recognition and Retention Plan. On July 31, 2014, the Compensation Committee awarded the remaining available 31,311 stock options and 8,557 stock awards under our 2005 and 2011 plans such that no further awards are available for future grant under the 2005 and 2011 plans. In November 2014, shareholders approved the 2014 Stock Incentive Plan which provides for a total of 150,000 shares reserved for future issuance as stock awards or stock options. No more than 37,500 shares, or 25%, may be granted as stock awards. On October 26, 2015, we granted a total of 34,500 plan share awards and 103,500 stock options to directors, officers, and other key employees vesting ratably over five years. Under all of our stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant.  However, under the plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of Home Federal Bancorp. Outstanding stock awards and stock options for our named executive officers are reflected in the table "Outstanding Equity Awards at Fiscal Year-End."

Survivor Benefit Plan

In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including our named executive officers. The agreements provide that the officer's beneficiary will receive three times the officer's base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp's Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 19, 2017, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (1) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) our directors, (3) the other named executive officers and (4) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 19, 2017(1)		Percent of Common Stock
Home Federal Bancorp, Inc. of Louisiana Employee Stock Ownership Plan c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	216,893	(3)	11.3%
Financial Opportunity Fund LLC 1313 Dolley Madison Boulevard, Suite 306 McLean, Virginia 22101	152,761	(4)	7.8

Directors:
James R. Barlow	118,047	(5)(6)	5.9%
Walter T. Colquitt, III	17,594	(5)(7)	*
Mark M. Harrison	20,974	(5)(8)	1.1
Daniel R. Herndon	160,655	(5)(9)	8.2
Woodus K. Humphrey	17,611	(5)	*
Scott D. Lawrence	37,617	(5)(10)	1.9
Clyde D. Patterson	56,611	(5)(11)	2.9
Thomas Steen Trawick, Jr.	11,376	5)	*
Timothy W. Wilhite, Esq.	22,492	(5)(12)	1.2
Other Named Executive Officers:
David S. Barber	11,181	5)(13)	*
K. Matthew Sawrie	47,500	(5)(14)	2.4

All Directors and Executive Officers as a Group (14 persons)	562,014	(5)	26.6%
___________________
*	Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(Footnotes continued on next page)

_____________________
(3)
As of September 19, 2017, 93,693 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. Barlow and Patterson, reflect shares allocated to their individual accounts and exclude all other shares held in the trust.  Under the terms of the plan, the trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same ratio on any matter as to those shares for which instructions are given by the participants.

(4)
This information is based on an Amendment No. 3 to a Schedule 13G filed with the SEC on February 14, 2017 by Financial Opportunity Fund LLC ("Financial Opportunity"), a Delaware limited liability company.  FJ Capital Management, LLC ("FJ Capital") and its managing member, Martin S. Friedman, have shared voting power and shared dispositive power over 121,471 shares of common stock held by Financial Opportunity, of which FJ Capital is the managing member. Martin Friedman, the managing member of FJ Capital, owns 31,290 shares of common stock individually and Andrew F. Jose, co-founder and managing partner of FJ Capital, owns 9,319 shares individually.

(5)
Includes options to acquire shares of Home Federal Bancorp common stock that are exercisable within 60 days of September 19, 2017, under our Stock Option Plans, plan share awards under our 2014 Stock Incentive Plan that will vest within 60 days of September 19, 2017 and unvested shares held in the Recognition and Retention Plan Trust over which the directors and executive officers do not have current voting or investment powers as follows:

Name	Stock Awards	Stock Options
James R. Barlow	3,000	63,519
Walter T. Colquitt, III	200	6,974
Mark M. Harrison	1,584	9,369
Daniel R. Herndon	1,000	30,907
Woodus K. Humphrey	200	7,344
Scott D. Lawrence	200	7,344
Clyde D. Patterson	200	7,344
Thomas Steen Trawick, Jr.	1,091	7,393
Timothy W. Wilhite, Esq.	1,584	9,836
David S. Barber	--	3,706
K. Matthew Sawrie	2,308	19,312
All directors and executive officers as a group (14 persons)	13,867	185,298

(6)
Includes 550 shares held by Mr. Barlow's spouse, 13,500 shares held in Mr. Barlow's individual retirement account, 12,131.492 shares held in Home Federal Bank's 401(k) Plan over which he has voting power, however, for purposes of investment authority, Mr. Barlow has 13,093.7111 units which consist of both issuer stock and a reserve of cash and 6,165.2853 shares allocated to Mr. Barlow's account in the Home Federal Bank employee stock ownership plan.

(7)	Includes 8,174 shares held jointly with Dr. Colquitt's spouse.

(8)	Includes 911 shares held by Mr. Harrison's spouse and 2,733 shares held in his individual retirement account.

(9)
Includes 33,740.9946 shares held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Herndon over which he has voting power, however, for purposes of investment authority, Mr. Herndon had 36,417.1888 units which consist of both issuer stock and a reserve of cash, 10,034.4654 shares allocated to Mr. Herndon's account in the Home Federal Bank employee stock ownership plan, 64,815 shares held jointly with Mr. Herndon's spouse and 4,555 shares held by Mr. Herndon's spouse.

(10)
Includes 8,016 shares over which Mr. Lawrence's spouse holds power of attorney to vote the shares held in the name of her mother as usufruct for her four children, naked owners, 4,555 shares held in Mr. Lawrence's individual retirement account and 4,555 shares held jointly with Mr. Lawrence's spouse.

(11)
Includes 25,038.9645 shares held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Patterson, however, for purposes of investment authority, Mr. Patterson had 27,024.9502 units which consist of both issuer stock and a reserve of cash and 6,759.4996 shares allocated to Mr. Patterson's account in the Home Federal Bank employee stock ownership plan.

(12)	Includes 6,000 shares held jointly with Mr. Wilhite's spouse.

(13)
Includes 1,447.8618 shares held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Barber over which he has voting power, however, for purposes of investment authority, Mr. Barber had 1,562.7001 units which consist of both issuer stock and a reserve of cash and 5,130.3830 shares allocated to Mr. Barber's account in the Home Federal Bank employee stock ownership plan.

(14)
Includes 1,922 shares held jointly with Mr. Sawrie's spouse, 5,361 shares held in Mr. Sawrie's individual retirement account, 5,013.3131 shares allocated to Mr. Sawrie in the Home Federal Bank employee stock ownership plan and 1,947.4025 shares held in Home Federal Bank's 401(k) Plan over which he has voting power, however, for purposes of investment authority, Mr. Sawrie had 2,101.8623 units which consist of both issuer stock and a reserve of cash.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2017, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte, A Professional Accounting Corporation to perform the audit of our financial statements for the year ending June 30, 2018, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte is compatible with maintaining their independence.  In fiscal 2017 and 2016, LaPorte performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte for professional services rendered by LaPorte in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2017 and 2016, as well as the fees paid by us to LaPorte for audit-related services, tax services and all other services rendered by LaPorte to us during fiscal 2017 and 2016.

	Year Ended June 30,
	2017	2016
Audit fees(1)	$77,550	$78,850
Audit-related fees(2)	1,025	925
Tax fees	--	--
All other fees	--	--
Total	$78,757	$79,775
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees for 2017 and 2016 consist of fees incurred in connection with accounting consultation and research.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte, A Professional Accounting Corporation was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, A Professional Accounting Corporation for the
fiscal year ending June 30, 2018.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte, A Professional Accounting Corporation, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with LaPorte, A Professional Accounting Corporation, the independent auditor's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-K for fiscal year 2017 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Mark M. Harrison
Scott D. Lawrence, Chairman
Timothy W. Wilhite, Esq.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2018, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 6, 2018.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than June 6, 2018.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations.  Our Articles of Incorporation provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than June 6, 2018, with respect to the next annual meeting of shareholders.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.  Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp's Annual Report including the Form 10-K for the year ended June 30, 2017 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2017.  Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

You may elect to receive future proxy materials, as well as other investor communications, in a single package per address.  This practice, known as "householding," is designed to reduce our paper use, and printing and postage costs.  To make the election, please indicate on your proxy card under "Householding Election" your consent to receive such communications in a single package per address.  Your consent to householding will be perpetual until you revoke it.  You may revoke your consent or request separate copies of our proxy materials by notifying our Corporate Secretary at 624 Market Street, Shreveport, Louisiana 71101.  If you revoke your consent, we will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 7, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 7, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E32498-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2020:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Woodus K. Humphrey
02) Mark M. Harrison
03) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

CONSOLIDATED ID TEMPLATE V1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E32499-T8D

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 8, 2017 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the shareholder named on the reverse side at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 8, 2017, at 10:00 a.m., Central Time, or at any adjournment thereof.

The Board of Directors recommends that you vote "FOR" all the nominees listed on the reverse side and "FOR" the ratification of LaPorte, A Professional Accounting Corporation.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 7, 2017.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 8, 2017 AND AT ANY ADJOURNMENT THEREOF.

Address change ____

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side.

October 4, 2017

To:	Participants in the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan")

Re:                 Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2017 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 1, 2017.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,

Daniel R. Herndon
Executive Chairman of the Board

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 1, 2017. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 1, 2017. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E32500-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2020:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Woodus K. Humphrey
02) Mark M. Harrison
03) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

CONSOLIDATED ID TEMPLATE V1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Plan Participant Letter are available at www.proxyvote.com.

E32501-TBD

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 8, 2017 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2017 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 1, 2017. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Address change ____

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side.

October 4, 2017

To:	Participants in the Home Federal Bank Employee Stock Ownership Plan (the "ESOP")

Re:               Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2017 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 1, 2017.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,

Daniel R. Herndon
Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

E32503-T8D

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 8, 2017 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2017 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 1, 2017. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Address change ______________________________

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side.